Exhibit 10.23

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of July 16, 2018, by and among (i) IPSCO TUBULARS INC., a Delaware corporation (“IPSCO”), (ii) TMK IPSCO INTERNATIONAL, L.L.C., a Delaware limited liability company (“TMK IPSCO”), (iii) IPSCO KOPPEL TUBULARS, L.L.C., a Delaware limited liability company (“IPSCO Koppel”), (iv) IPSCO TUBULARS (KY), L.L.C., a Delaware limited liability company (“IPSCO Kentucky”), (v) ULTRA PREMIUM SERVICES, L.L.C., a Delaware limited liability company (“ULTRA”; and together with IPSCO, TMK IPSCO, IPSCO Koppel, and IPSCO Kentucky, each, individually, a “Borrower”, and collectively, the “Borrowers”), (vi) TMK NSG, L.L.C., a Delaware limited liability company (“TMK NSG”; and together with the Borrowers, each, a “Loan Party,” and collectively, the “Loan Parties”), the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, IPSCO, TMK IPSCO, IPSCO Koppel, TMK NSG, IPSCO Tubulars (KY) Inc., a Kentucky corporation (“Old IPSCO Kentucky”), Ultra Premium Oilfield Services, Ltd., a Kentucky limited partnership (“Old Ultra”), UPOS GP, L.L.C., a Kentucky limited liability company (“UPOS GP”), UPOS, L.L.C., a Kentucky limited liability company (“UPOS”), Administrative Agent, and the Lenders entered into that certain Credit Agreement, dated as of December 7, 2017, as amended by that certain First Amendment to Credit Agreement, dated as of March 7, 2018 (as amended, the “Credit Agreement”);

WHEREAS, pursuant to (i) that certain Agreement and Plan of Merger, dated as of March 7, 2018, by and between IPSCO Kentucky and Old IPSCO Kentucky, (ii) those certain Articles of Merger Merging IPSCO (KY) Inc. with and into IPSCO Tubulars (KY), L.L.C., dated as of March 7, 2018, and filed with the Kentucky Secretary of State on March 7, 2018, and (iii) that certain Certificate of Merger Merging IPSCO Tubulars (KY) Inc. with and into IPSCO Tubulars (KY), L.L.C., dated as of March 7, 2018, and filed with the Delaware Secretary of State on March 7, 2018, Old IPSCO Kentucky merged with and into IPSCO Kentucky, with IPSCO Kentucky being the surviving entity (the “IPSCO (KY) Merger”);

WHEREAS, pursuant to (i) that certain Agreement and Plan of Merger, dated as of March 7, 2018, by and between ULTRA and Old Ultra, (ii) those certain Articles of Merger Merging IPSCO (KY) Inc. with and into ULTRA Premium Services, L.L.C., dated as of March 7, 2018, and filed with the Kentucky Secretary of State on March 7, 2018, and (iii) that certain Certificate of Merger Merging Ultra Premium Oilfield Services, Ltd. with and into ULTRA Premium Services, L.L.C., dated as of March 7, 2018 and filed with Delaware Secretary of State on March 7, 2018, Old Ultra merged with and into ULTRA, with ULTRA being the surviving entity (the “ULTRA Merger”);

SECOND AMENDMENT TO CREDIT AGREEMENT – PAGE 1

WHEREAS, pursuant to each of those certain Articles of Dissolution, each dated as of March 9, 2018, and filed with the Kentucky Secretary of State on March 12, 2018, each of UPOS GP and UPOS was dissolved (the “Dissolutions”);

WHEREAS, as of the Second Amendment Effective Date, each of the (i) IPSCO Kentucky Reorganization Conditions, (ii) Ultra Reorganization Conditions, and (iii) Dissolution Conditions has been satisfied, and each of the IPSCO (KY) Merger, the ULTRA Merger, and the Dissolutions has been consummated;

WHEREAS, in connection with the IPSCO (KY) Merger, the ULTRA Merger, and the Dissolutions, the Loan Parties have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, in each case, subject to the terms and conditions set forth herein; and

WHEREAS, each of the Lenders and Administrative Agent is willing to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

SECTION 2. Amendments. As of the Second Amendment Effective Date, the Schedules to the Credit Agreement are hereby deleted in their entirety and replaced with the Revised Schedules in the form attached hereto.

SECTION 3. Representations, Warranties and Covenants of Each Loan Party. Each of the Loan Parties represents and warrants to the Lenders and Administrative Agent and agrees that:

(a) the representations and warranties contained in the Credit Agreement and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Credit Agreement (or under any Loan Document), or as otherwise specifically permitted by the Administrative Agent and the Lenders;

(b) on the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of the Loan Parties, and this Amendment is a legal, valid and binding obligation of each of the Loan

SECOND AMENDMENT TO CREDIT AGREEMENT – PAGE 2

Parties, enforceable against such Persons in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by any of the Loan Parties of any term of any material contract, Credit Agreement, indenture or other agreement or instrument to which such Person is a party or is subject.

SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Second Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) Each of the Loan Parties, the Lenders, and Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment and such other documents as the Administrative Agent may reasonably request; and

(b) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Administrative Agent.

SECTION 5. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6. Costs and Expenses. Each of the Loan Parties hereby affirms its obligation under the Credit Agreement to reimburse the Administrative Agent for all reasonable, out of pocket expenses paid or incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Administrative Agent with respect thereto.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 8. Effect of Amendment; Reaffirmation of Loan Documents. (a) The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (ii) the Credit Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

SECOND AMENDMENT TO CREDIT AGREEMENT – PAGE 3

(b) Execution of this Amendment by the Lenders and Administrative Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Credit Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Administrative Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Credit Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of any of the Loan Parties or any right, privilege or remedy of the Lenders and Administrative Agent under the Credit Agreement or any of the other Loan Documents.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 10. Release. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF SUCH LOAN PARTY’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, ADMINISTRATIVE AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, ADMINISTRATIVE AGENTS, EMPLOYEES OR ATTORNEYS. EACH OF THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, ADMINISTRATIVE AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, ADMINISTRATIVE AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, ADMINISTRATIVE AGENT, OR THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF THE LOAN PARTIES HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, ADMINISTRATIVE AGENT, THEIR RESPECTIVE

SECOND AMENDMENT TO CREDIT AGREEMENT – PAGE 4

AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, ADMINISTRATIVE AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR ADMINISTRATIVE AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF THE LOAN PARTIES TO LENDERS AND ADMINISTRATIVE AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

[Remainder of page intentionally left blank with signature pages immediately to follow]

SECOND AMENDMENT TO CREDIT AGREEMENT – PAGE 5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

IPSCO TUBULARS INC., a Delaware corporation

By	/s/ Evgeny Makarov
Name: Evgeny Makarov
Title: Vice President & Chief Financial Officer

TMK IPSCO INTERNATIONAL, L.L.C., a Delaware limited liability company

By	/s/ Evgeny Makarov
Name: Evgeny Makarov
Title: Vice President, Treasurer & Chief Financial Officer

IPSCO KOPPEL TUBULARS, L.L.C., a Delaware limited liability company

By	/s/ Evgeny Makarov
Name: Evgeny Makarov
Title: Vice President, Treasurer & Chief Financial Officer

IPSCO TUBULARS (KY), L.L.C., a Delaware limited liability company

By:	TMK NSG, L.L.C., a Delaware limited
liability company, its sole member

By	/s/ Evgeny Makarov
Name: Evgeny Makarov
Title: Vice President, Treasurer & Chief Financial Officer

[continued on next page]

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

ULTRA PREMIUM SERVICES, L.L.C., a Delaware limited liability company

By:	TMK NSG, L.L.C., a Delaware limited
liability company, its sole member

By	/s/ Evgeny Makarov
Name: Evgeny Makarov
Title: Vice President, Treasurer & Chief Financial Officer

OTHER LOAN PARTIES:

TMK NSG, L.L.C., a Delaware limited liability company

By	/s/ Evgeny Makarov
Name: Evgeny Makarov
Title: Vice President, Treasurer & Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank, Swingline Lender, and as a Lender

By	/s/ Christy L. West
Name: Christy L. West
Title: Authorized Officer

[continued on next page]

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By	/s/ Tanner Pump
Name: Tanner Pump
Title: Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

Revised Schedule 3.05

Properties

A. Owned Real Property1

2600 Texas Highway 99[2] Baytown, TX 77520

10120 Houston Oaks Drive Houston, TX 77064

1913 and 2011 7th Avenue, Camanche, IA 52730

1201 R Street, Geneva, NE 68361

6403 Sixth Avenue, Koppel, PA 16136

7501 Groening Street, Odessa, TX 79765

8410 Miller Rd. No. 3, Houston, TX 77049

23rd Street and Duss Ave., Ambridge, PA 15003

100 Steel Plant Road, Wilder, KY 41071

910 Lowell Street (Newport Land), Newport, KY 41071 (parcels 3-14, 21 and 45)

B. Leased Real Property

10203 Sam Houston Park Drive, Suite 220, Houston, TX 77064

23911 Duss Ave., Ambridge, PA 15003

5460 North State Highway 137, Blytheville, AR 72315

5610 Bird Creek Avenue, Catoosa, OK 74015

4000 Parkway Drive, Brookfield, OH 44403

[1]	The properties described in Section 6.05(j) (a 4.33 acre tract of land next to the company headquarters) and Section 6.05(k) (a 1.28 acre tract of land in Newport, KY) of the Credit Agreement are not listed in light of the expected sale of such properties as permitted by the Credit Agreement.
[2]	The subject property is also now known as 2600 E. Grand Parkway S. Baytown, Texas 77523.

C. Intellectual Property

Patents and Patent Applications

Grantor	Title	Jurisdiction	Official Reference	Status	Filing Date
ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Vietnam	1-2015-01898	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Vietnam	1-2013-03931	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Vietnam	1-2015-03082	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Venezuela	2013-1491	Pending	28-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Venezuela	00678-2012	Pending	24-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Uruguay	35.15	Pending	28-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Uruguay	34089	Pending	23-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Uruguay	35303	Pending	4-Feb-14

ULTRA Premium Services, L.L.C.	Wedge Threadform Having Crest to Root Thread Compound Relief Areas	United States of America	62/608,945	Provisional	21-Dec-2018

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	United States of America	9,677,346	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	United States of America	2014/0145433 9,869,139	Granted	18-Feb-16 16-Jan-18

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	United States of America	2017/0146160 9,869,414	Granted	2-Feb-17 16-Jan-18

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	United States of America	9,388,925	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	United States of America	2016/0281441	Pending	10-Jun-16

ULTRA Premium Services, L.L.C.	Tubular Connection	United States of America	6,322,110	Granted	10-Aug-98

ULTRA Premium Services, L.L.C.	Threadform Having Crest to Root Thread Compound Relief Areas	United States of America	62/608,905	Provisional	21-Dec-2017

ULTRA Premium Services, L.L.C.	Sealing System	United States of America	5,765,836	Granted	16-Jul-97

ULTRA Premium Services, L.L.C.	Sealing System	United States of America	6,041,487	Granted	6-May-98

ULTRA Premium Services, L.L.C.	Implementation of Pipe Identification and Tracking System	United States of America	62/573,471	Provisional	17-Oct-17

ULTRA Premium Services, L.L.C.	Curvilinear Sealing System	United States of America	62/505,262	Provisional	12-May-17

ULTRA Premium Services, L.L.C.	Controllable Variable Magnetic Field Apparatus for Flow Control of Molten Steel in a Casting Mold	United States of America	6,341,642	Granted	24-Sep-99

ULTRA Premium Services, L.L.C.	Controllable Variable Magnetic Field Apparatus for Flow Control of Molten Steel in a Casting Mold	United States of America	6,502,627	Granted	17-Sep-01

ULTRA Premium Services, L.L.C.	Differential Quench Method and Apparatus	United States of America	6,374,901	Granted	9-Jul-99

ULTRA Premium Services, L.L.C.	Apparatus for Cleaning a Coiler Furnace	United States of America	6,648,633	Granted	30-Sep-02

ULTRA Premium Services, L.L.C.	Coiler Drum with Raised Surfaces	United States of America	7,237,414	Granted	3-Jul-07

ULTRA Premium Services, L.L.C.	High-Strength MicroAlloy Steel	United States of America	7,220,325	Granted	2-Oct-03

ULTRA Premium Services, L.L.C.	Process For Making High-Strength MicroAlloy Steel	United States of America	6,682,613	Granted	3-Apr-02

ULTRA Premium Services, L.L.C.	Swaged Pin End of Pipe Connection	United States of America	6,024,646	Granted	2-Oct-97

ULTRA Premium Services, L.L.C.	Controllable Variable Magnetic Field Apparatus for Flow Control of Molten Steel in a Casting Mold	United States of America	6,006,822	Granted	1-Jul-98

ULTRA Premium Services, L.L.C.	Differential-Quench Method and Apparatus	United States of America	6,374,901	Granted	9-Jul-99

ULTRA Premium Services, L.L.C.	Differential-Quench Method and Apparatus	United States of America	6,557,622	Granted	19-Feb-02

ULTRA Premium Services, L.L.C.	Accessing Pipe Identification and Tracking System	United States of America	62/573,490	Provisional	17-Oct-17

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	United Kingdom	2524675	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	United Kingdom	1602961.3	Pending	19-Feb-16

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	United Kingdom	GB2545578B	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	United Kingdom	GB2526963B	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	United Arab Emirates		Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	United Arab Emirates	P986/15	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Ukraine	201505488	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Ukraine	a2013-15154	Allowed	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Ukraine	114741	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Thailand	1501002842	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Thailand	1501004413	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	South Africa	2013/07957	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Singapore	11201504148X	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Singapore	194916	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Singapore	10201604647X	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Singapore	11201506085X	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Saudi Arabia	515360482	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Saudi Arabia	515360848	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Russia	2015124379	Allowed	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Russia	2016107427	Pending	1-Mar-16

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Russia	2628356	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Poland	P-412632	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Nigeria	4166	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Nigeria	1611	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Nigeria	NG/PT/C/2015/1349	Allowed	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	New Zealand	616778	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Mexico	MX/a/2015/006702	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Mexico	340,698	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Mexico	345933	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Malaysia	2015001388	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Malaysia	PI 2013004087	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Malaysia	2015001944	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Korea	10-2015-7017131	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Korea	10-2015-7021061	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Japan	2015-545142	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Japan	2014-512909 Patent#JP6076967	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Japan	2016-228078	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Japan	2015-556081 JP6267236	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Indonesia	P-00201503856	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Indonesia	W-00201306039	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Indonesia	P-00201505377 Patent#IDP000048038	Granted 09-Oct-2017	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Hong Kong	HK1213307	Granted	29-Jan-16

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Hong Kong	14107151.4 Patent#HK1193858	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Hong Kong	16103831.9	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Gulf Cooperation Council	2013/25868	Pending	26-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Gulf Cooperation Council	2016/30921	Pending	29-Feb-16

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Gulf Cooperation Council	2012/21202 Patent # GC0006300	Granted	6-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Gulf Cooperation Council	GC 2014-26359 Patent No. GC0006717	Granted	2-Feb-14

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	European Patent Convention	12724267.5	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Eurasian Patent Organization	201301285	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Colombia	16379	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Colombia	6435	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Colombia	32140	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	China	ZL201380062028.1	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	China	ZL201280024836.4	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	China	201480007175.3	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Chile	3323-2013	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Canada	2,892,670	Granted 2015-05-26	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Canada	2,834,586	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Canada	2,900,152	Granted 2015-08-04	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Brazil	BR 112015012235-3	Pending	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Brazil	BR1320160073552	Pending	1-Apr-16

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Brazil	BR112013027618-5	Pending	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Brazil	BR112015018602-5	Granted	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Bolivia	SP-0365-2013	Pending	27-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Bolivia	SP-0162-2012	Pending	17-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Bolivia	SP00033-2014	Pending	4-Feb-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Australia	2013352493	Granted	25-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Australia	2016201258	Pending	26-Feb-16

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Australia	2012259032	Granted	21-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Australia	2014215661	Allowed	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Australia	2017202254	Pending	28-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection with Helically Extending Torque Shoulder	Argentina	P130104348	Pending	26-Nov-13

ULTRA Premium Services, L.L.C.	Tubular Connection and Associated Thread Form	Argentina	P120101789	Pending	18-May-12

ULTRA Premium Services, L.L.C.	Tubular Connection Center Shoulder Seal	Argentina	AR094616B1	Granted	29-Jan-14

ULTRA Premium Services, L.L.C.	Tubular Connection	Argentina	AR016813	Granted	10-Aug-98

Trademark Registrations/Applications

Trademark	Entity	Official Number	Country	Status
IPSCO	IPSCO Tubulars	2478141	US	Registered

IPSCO	IPSCO Tubulars	TMA138883	Canada	Registered

TMK IPSCO (& Design)	IPSCO Tubulars	4204363	US	Registered

TMK IPSCO (& Design)	IPSCO Tubulars	TMA829496	Canada	Registered

TORQ	IPSCO Tubulars	87137337	US	Pending

Integrated Well Solutions	IPSCO Tubulars	1819356	Canada	Pending

Laser Quality Plate	IPSCO Tubulars	TMA546176	Canada	Registered

Goose (Design)	IPSCO Tubulars	TMA138895	Canada	Registered

Flying Goose Profile (Design)	IPSCO Tubulars	TMA574532	Canada	Registered

COPYRIGHT REGISTRATIONS

Copyright Title	Registration No.	Recordation Date	Jurisdiction	Entity

Assorted overlays related to the products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra

Excel workbooks containing design models for ULTtra-FJ, ULTra-SFJ, and ULTra-FX products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra

Excel workbooks containing design models for ULTtra-FJ, ULTra-SFJ, and ULTra-FX products of the ULT product line & 4 other titles.	V3535D500	28-Feb-06	United States	Ultra

Existing drawings of produced products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra

Manufacturing and quality control specifications for the products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra

Marketing literature for the products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra

Copyright Applications

None.

Schedule 3.06

Disclosed Matters

None.

Schedule 3.12

Material Agreements

Distribution Agreement dated April 27, 2010, between IPSCO and Toolpushers Supply Co., as amended

Distribution Agreement dated April 14, 2010, between IPSCO and Pyramid Tubular Products, L.P., as amended

Distribution Agreement dated April 23, 2010, between IPSCO and McJunkin Red Man Corporation, as amended

OCTG Distribution Agreement dated July 8, 2013, between IPSCO and Gulf Coast Tubulars, Inc.

Distribution Agreement – Line Pipe dated April 15, 2011, between IPSCO and Consolidated Pipe & Supply Company, as amended.

Distribution Agreement dated April 29, 2010, between IPSCO and Pipeco Services, Inc., as amended.

Distribution Agreement dated April 29, 2010, now between IPSCO and Bourland & Leverich Supply Co, LLC, as amended.

Distribution Agreement – Ultra Premium Connections dated December 15, 2010, between IPSCO and Sooner Pipe, L.L.C., as amended.

Letter Agreement, dated as of November 15, 2016, agreed to by IPSCO, Nucor Steel Gallatin, Nucor Steel Arkansas, and Nucor Steel Indiana, as amended, modified, or supplemented.

All lease agreements and amendments thereto covering the properties described in part B of Schedule 3.05 above.

Deed of Loan Guarantee dated January 25, 2011, to which IPSCO is a party as a “Loan Guarantor” (as defined therein), pursuant to a Loan Guarantor Deed of Accession, dated as of April 21, 2011, pursuant to which IPSCO, among other guarantors and among other actions, guarantees the due and punctual performance by PAO TMK of all of PAO TMK’s obligations under the PAO TMK Eurobond 2011 Loan Agreement, as the same has been or may be amended, restated, supplemented, or modified from time to time in accordance with the terms and conditions thereof and hereof.

Schedule 3.14

Insurance

[See attached]

Schedule 3.15

Capitalization and Subsidiaries

Name of Entity	Type of Entity	Type of Interest	Number	Owner	Percentage Owned
IPSCO Tubulars Inc.	Corporation	Common Share[3]	10,100	PAO TMK	59%

IPSCO Tubulars Inc.	Corporation	Common Share	2,360	PAO TMK	14%

IPSCO Tubulars Inc.	Corporation	Common Share	2,360	PAO TMK	14%

IPSCO Tubulars Inc.	Corporation	Common Share	2,360	PAO TMK	14%

TMK IPSCO International, L.L.C.	Limited Liability Company	Limited Liability Company Interest	N/A	IPSCO Tubulars Inc.	100%

TMK NSG, L.L.C.	Limited Liability Company	Limited Liability Company Interest	N/A	IPSCO Tubulars Inc.	100%

IPSCO Koppel Tubulars, L.L.C.	Limited Liability Company	Limited Liability Company Interest	N/A	TMK NSG, L.L.C.	100%

IPSCO Tubulars (KY), L.L.C.	Limited Liability Company	Limited Liability Company Interest	N/A	TMK NSG, L.L.C.	100%

ULTRA Premium Services, L.L.C.	Limited Liability Company	Limited Liability Company Interest	N/A	TMK NSG, L.L.C.	100%

TMK IPSCO Canada, Ltd.	Limited Company	Limited Company Interest	N/A	IPSCO Tubulars Inc.	100%

[3]	Total outstanding shares for IPSCO Tubulars Inc. is 17,180 shares.

Schedule 3.22

Affiliate Transactions

Title	Date	Between
Contract No. 1695	07.23.2013	TMK-Artrom S.A. and TMK IPSCO Canada, Ltd.

TMK-Artrom S.A.—Contract No. 960 -	12.15.2011	S.C. TMK-ARTROM S.A. and TMK IPSCO International, L.L.C.

Additional Agreement to the Contract No. PI-004.72 dated December 10, 2013	02.13.2015	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Additional Agreement to the Contract No. PI-005.72 dated December 10, 2013	02.13.2015	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Additional Agreement to the Contract No. PI-006.72 dated December 10, 2013	02.13.2015	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Alteration Agreement to the Contract No. PJ-001.77 dated November 1, 2011	06.13.2012	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Alteration Agreement to the Contract No. PI-001.77 dated November 1, 2011	06.20.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Alteration Agreement to the Contract No. PI-004.72 dated December 12, 2013	04.23.2015	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Alteration Agreement to the Contract No. PI-005.72 dated December 10, 2013	06.20.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Alteration Agreement to the Contract No. PI-005.72 dated December 12, 2013	04.23.2015	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-001.77 dated November 1, 2011	12.20.2011	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-002.72 dated November 1, 2011	12.20.2011	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-004.72 dated December 10, 2013	01.10.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-004.72 dated December 10, 2013	07.21.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-005.72 dated December 10, 2013	01.10.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Title	Date	Between

Amendment to the Contract No. PI-005.72 dated December 10, 2013	07.21.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-006.72 dated December 10, 2013	01.10.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Amendment to the Contract No. PI-006.72 dated December 10, 2013—	07.21.2014	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Contract No. PI-001.77	11.01.2011	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Contract No. PI-002.72	11.01.2011	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Contract No. PI-004.72	12.10.2013	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Contract No. PI-005.72	12.10.2013	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Contract No. PI-006.72	12.10.2013	“Trade House “TMK” Closed Joint Stock Company, Russia and TMK IPSCO International, L.L.C.

Contract No. TU-001-74	03.02.2015	OAO “TMK”, Russia and TMK IPSCO International, L.L.C.

Contract No. TU-002-74	03.02.2015	OAO “TMK”, Russia and TMK IPSCO International, L.L.C.

Contract No. TU-003-74	03.02.2015	OAO “TMK”, Russia and TMK IPSCO International, L.L.C.

Supplement Agreement to Contract No. TU-001-74	03.02.2015	OAO “TMK”, Russia and TMK IPSCO International, L.L.C.

Supplement Agreement to Contract No. TU-002-74	03.02.2015	OAO “TMK”, Russia and TMK IPSCO International, L.L.C.

Supplement Agreement to Contract No. TU-003-74	03.02.2015	OAO “TMK”, Russia and TMK IPSCO International, L.L.C.

Purchase and Sale Transactions

Goods and Services Purchase and Sale Agreements

On December 15, 2011, TMK IPSCO International, L.L.C., or IPSCO International, our subsidiary, entered into a purchase and sale agreement with S.C. TMK-ARTROM S.A., or TMK-ARTROM, a subsidiary of PAO TMK, for the purchase and sale of steel pipe from time to time pursuant to individual purchase orders. The term of this agreement was extended by amendment to December 31, 2016. IPSCO International purchased an approximate aggregate amount of 2,500 tons of steel pipe for approximately $0 and $2.2 million during the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, under this agreement.

On July 23, 2013, our subsidiary TMK IPSCO Canada, Ltd., or IPSCO Canada, entered into a purchase and sale agreement with TMK-ARTROM for the purchase and sale of steel pipe from time to time pursuant to individual purchase orders. The term of this agreement was extended by amendment to December 31, 2016.

IPSCO Canada purchased an approximate aggregate amount of 20 tons of steel pipe for approximately $0 and $0.02 million during the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, under this agreement.

On March 2, 2015, IPSCO International entered into a purchase and sale agreement with PAO TMK for the purchase and sale of steel pipe from time to time pursuant to individual purchase orders. This agreement will remain in force unless one party terminates the agreement upon 30 days’ written notice or the agreement is otherwise terminated pursuant to its terms. IPSCO International purchased an approximate aggregate amount of 185 tons of steel pipe for approximately $0.5 million and $0 during the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, under this agreement.

On March 2, 2015, IPSCO International entered into a second purchase and sale agreement with PAO TMK for the purchase and sale of steel pipe from time to time pursuant to individual purchase orders. This agreement will remain in force unless one party terminates the agreement upon 30 days’ written notice or the agreement is otherwise terminated pursuant to its terms. IPSCO International purchased an approximate aggregate amount of 9,400 tons of steel pipe for approximately $1.8 million and $4.1 million during the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, under this agreement.

On March 2, 2015, IPSCO International entered into a third purchase and sale agreement with PAO TMK for the purchase and sale of steel pipe from time to time pursuant to individual purchase orders. This agreement will remain in force unless one party terminates the agreement upon 30 days’ written notice or the agreement is otherwise terminated pursuant to its terms. IPSCO International purchased an approximate aggregate amount of 172,600 tons of steel pipe for approximately $62.8 million and $47.9 million during the six months ended June 30, 2017 and the year ended December 31, 2016, respectively, under this agreement.

During the year ended December 31, 2016, we sold back pipe we previously purchased from TMK Gulf International Pipe Industry LLC, a subsidiary of our parent, for a total of approximately $1.2 million.

On September 26, 2016, IPSCO International entered into a sale of goods agreement with OFS International for the purchase by OFS International from us of coupling stock, couplings, heavy wall drill pipe, seamless line pipe and OCTG for total consideration of approximately $41.5 million.

IPSCO and our subsidiaries have also engaged in other transactions with OFS International and its subsidiaries. These transactions include the sale of goods and services, pursuant to individual purchase orders, to OFS International and its subsidiaries, including fishing tools and thread protectors, for which we have recorded approximately $0.5 million and $0.8 million in revenue for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively. These transactions also include the purchase of goods and services, pursuant to individual purchase orders, from OFS International and its subsidiaries, for which we have recorded approximately $5.7 million and $9.3 million in purchases for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

IPSCO and our subsidiaries have also engaged in transactions with TMK Completions Ltd. and its subsidiaries. These transactions include the sale of pipe, pursuant to individual purchase orders, to TMK Completions Ltd. and its subsidiaries, for which we have recorded approximately $1.12 million and $0.56 million in revenue for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

License Agreements

On June 30, 2014, our subsidiary Ultra Premium Oilfield Services, Ltd., or Ultra, entered into a license agreement with Oilfield Services & Technologies, LLC, or OS&T, a subsidiary of OFS, pursuant to which Ultra granted to OS&T a non-exclusive license to market, distribute, offer for sale and sell in the United States oilfield casing, tubing and other products patented by Ultra and manufactured by Ultra manufacturing facilities in Houston, Texas, Odessa, Texas or Brookfield, Ohio or a certain OS&T manufacturing facility in Houston, Texas. The license agreement also granted to OS&T a license in and to certain of Ultra’s proprietary technology and trademarks for use in connection with the marketing, distribution and sale of such products in the United States. OS&T agreed to pay Ultra a royalty ranging from $5.00 to $69.00 based on the type of product manufactured and sold using the specified licensed technology. On the same date, Ultra entered into a license agreement with OS&T, pursuant to which Ultra granted to OS&T a non-exclusive license in and to certain of Ultra’s proprietary technology and trademarks for use in connection with the manufacturing, threading or repair of oilfield casing, tubing and other products for Ultra or a licensed seller at a licensed manufacturing facility in Houston, Texas.

The terms of each of these license agreements is one year, but these agreements are automatically renewed for an additional year unless terminated (i) by Ultra if OS&T breaches a covenant, representation or warranty and fails to cure, is adjudged bankrupt, has its assets placed in the hands of a receiver or makes any assignment or other accommodation for the benefit of creditors or (ii) by either party upon 30 days’ written notice. Ultra has recorded approximately $0 and $1.1 million in licensing revenues under these agreements for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On July 25, 2014, Ultra entered into a license agreement with TMK Premium Services, or TMK Premium, pursuant to which Ultra granted to TMK Premium a non-exclusive license for the use of connections “know-how” in exchange for a pay-per-use fee. In consideration of the license granted under the agreement, TMK Premium agreed to pay Ultra $25.00 each time it threads a product using Ultra’s connections technology. This license agreement has a perpetual term. Ultra has recorded approximately $0.1 million and $0.2 million in licensing revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On December 12, 2016, Ultra entered into a license agreement with OS&T, OFS International and Threading and Precision Manufacturing LLC, or Threading, a subsidiary of OFS International, pursuant to which Ultra granted to each of OS&T, OFS International and Threading a non-exclusive license to market, distribute, offer for sale and sell in the United States oilfield casing, tubing and other products patented by Ultra and manufactured by licensed manufacturing facilities. The license agreement also granted to OS&T, OFS International and Threading a license in and to certain of Ultra’s proprietary technology and trademarks for use in connection with the marketing, distribution and sale of such products in the United States. OS&T, OFS International and Threading agreed to pay Ultra a royalty ranging from $2.00 to $79.00 based on the type of product manufactured and sold using the specified licensed technology. On the same date, Ultra entered into a license agreement with OS&T, OFS International and Threading pursuant to which Ultra granted to each of OS&T, OFS International and Threading a non-exclusive license in and to certain of Ultra’s proprietary technology and trademarks for use in connection with the manufacturing, threading or repair of oilfield casing, tubing and other products for Ultra or a licensed seller at a licensed manufacturing facility. The term of each of these license agreements is one year, but these agreements are automatically renewed for an additional year unless terminated (i) by Ultra if OS&T, OFS International or Threading breaches a covenant, representation or warranty and fails to cure, is adjudged bankrupt, has its assets placed in the hands of a receiver or makes any assignment or other accommodation for the benefit of creditors or (ii) by either party upon 30 days’ written notice. Ultra has recorded approximately $0.9 million and $0 in licensing revenues under these agreements for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

R&D Testing Services Agreements

On May 12, 2015, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connection testing services, other scientific research and design work objects testing and manufacturing activities for TMK Premium. This agreement terminates on December 31, 2017. We have recorded approximately $0 and $0.4 million in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On November 10, 2015, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connections testing services and other scientific research and design work objects testing for TMK Premium. This agreement terminated on December 31, 2016. We have recorded approximately $0 and $0.2 million in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On February 2, 2016, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connections testing services and other scientific research and design work objects testing for TMK Premium. This agreement terminated on December 31, 2016. We have recorded approximately $0.2 million and $0.2 million in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On February 2, 2016, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connections testing services and other scientific research and design work objects testing for TMK Premium. This agreement terminated on March 31, 2017. We have recorded approximately $0 and $0.3 million in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On August 4, 2016, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connections testing services and other scientific research and design work objects testing for TMK Premium. This agreement terminates on December 31, 2017. We have recorded approximately $0.2 million and $0 in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On October 25, 2016, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connections testing services and other scientific research and design work objects testing for TMK Premium. This agreement terminates on December 31, 2017. We have recorded approximately $0.3 million and $0 in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

On December 5, 2016, IPSCO entered into a services agreement with TMK Premium, pursuant to which IPSCO agreed to perform certain threaded connections testing services and other scientific research and design work objects testing for TMK Premium. This agreement terminates on December 31, 2017. We have recorded approximately $0 and $0.3 million in revenues under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

Third Party Representative Agreement

On June 24, 2016, IPSCO entered into an agency agreement with TMK Industrial Solutions L.L.C., or TMK Industrial, a subsidiary of PAO TMK, pursuant to which IPSCO appointed TMK Industrial as our non-exclusive sales representative. The agreement, effective May 16, 2016, provides that IPSCO will pay to TMK Industrial a commission based on orders for steel pipe, stock or billets procured by TMK Industrial. We have recorded approximately $0.7 million and $0.4 million in payments under this agreement for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

Deed of Loan Guarantee dated January 25, 2011, to which IPSCO is a party as a “Loan Guarantor” (as defined therein), pursuant to a Loan Guarantor Deed of Accession, dated as of April 21, 2011, pursuant to which IPSCO, among other guarantors and among other actions, guarantees the due and punctual performance by PAO TMK of all of PAO TMK’s obligations under the PAO TMK Eurobond 2011 Loan Agreement, as the same has been or may be amended, restated, supplemented, or modified from time to time in accordance with the terms and conditions thereof and hereof.

Schedule 6.01

Existing Indebtedness

Agreement	Parties	Amount	Date of Agreement
Indenture of Trust (“Series 1999 Bonds”)	City of Blytheville, Arkansas (“Issuer”) and BOKF, NA (“Successor Trustee”)	$28,000,000	11/1/99
Indenture of Trust (“Series 2006 Bonds”)	City of Blytheville, Arkansas (“Issuer”) and BOKF, NA (“Successor Trustee”)	$40,000,000	07/15/06

Schedule 6.02

Existing Liens

None.

Schedule 6.04

Existing Investments

None.

Schedule 6.10

Existing Restrictions

None.